UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 27, 2010

SHENGKAI INNOVATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51972	11-3737500
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No. 27, Wang Gang Road,
Jin Nan (Shuang Gang) Economic and
Technology Development Area
Tianjin, People’s Republic of China 300350
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 22-2858-8899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 29, 2010, Shengkai Innovations, Inc., a Florida corporation (the “Company”), announced its results of operations for the year ended June 30, 2010.  A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On September 27, 2010, the Company issued a press release announcing an earnings call to be held on September 29, 2010 to discuss its fourth quarter and fiscal 2010 financial results. A copy of the press release that discusses this matter is filed as Exhibit 99.2 to, and incorporated by reference in, this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release, dated September 29, 2010, issued by Shengkai Innovations, Inc.

99.2	Press release, dated September 27, 2010, issued by Shengkai Innovations, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2010

SHENGKAI INNOVATIONS, INC.

By:	/s/ David Ming He
David Ming He
Chief Financial Officer